SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                November 6, 2005

                                  ECUITY, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                  0-26709                  98-0201259
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

      800 Bellevue Way NE, Suite 600, Bellevue, WA             98004
        (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (253) 284-2935

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02

Effective November 30, 2005 Andrew W. Buffmire tendered his resignation as President and Chief Executive Officer of Equity, Inc, and from the Board of Directors of Equity, Inc.

The Board of Directors has accepted Mr. Buffmire's resignation.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 6, 2005            ECUITY, INC.

                                      By:    /s/ King Cole
                                             -----------------------------------
                                      Name:  King Cole
                                      Title: Vice-President Administration/HR


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